THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account E

The American Legacy®

Lincoln National Variable Annuity Account H

American Legacy® II, American Legacy® III,

American Legacy® III C Share, American Legacy® III View

American Legacy® Design, American Legacy® Series

American Legacy® Advisory, American Legacy® Fusion

American Legacy® Signature

American Legacy Shareholder’s Advantage®

Lincoln Life Variable Annuity Account N

ChoicePlusSM Product Suite, ChoicePlusSM II Product Suite

ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM B Share

ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share

ChoicePlus AssuranceSM Series, ChoicePlus AssuranceSM Prime

ChoicePlusSM Design, ChoicePlusSM Rollover, ChoicePlusSM Signature

ChoicePlusSM Advisory, ChoicePlusSM Fusion

ChoicePlusSM Select B Share, InvestmentSolutionsSM RIA

Supplement dated September 18, 2023 to the prospectus dated May 1, 2023

This supplement to your individual variable annuity prospectus discusses the availability of the Lincoln ProtectedPaySM Lifetime Income Suite for contracts issued in the state of Maryland. It is for informational purposes and requires no action on your part. All other provisions in your prospectus not discussed in this supplement remain unchanged.

Lincoln ProtectedPaySM Lifetime Income Suite – Availability. Owners of contracts issued in the state of Maryland must be at least age 58 to elect the rider. Please note that your Contract may not offer every option of this rider.

Please retain this supplement for future reference.